UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 14, 2023
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
On April 14, 2023, Voya Financial, Inc. (the "Company" or "Voya") delivered to the holders of its 5.650% Fixed-to-Floating Rate Junior Subordinated Notes due 2053 (the “2053 Notes”) a notice of redemption (the “Notice”), notifying those noteholders that, pursuant to Section 3.04 of the base indenture (the “Base Indenture”), dated as of May 16, 2013, among ING U.S., Inc. (subsequently renamed Voya Financial, Inc.), Lion Connecticut Holdings Inc. (subsequently renamed Voya Holdings Inc.) (the “Guarantor”) and U.S. Bank National Association (the predecessor to U.S. Bank Trust Company, National Association), as trustee (the “Trustee”) and Section 4.01 of the first supplemental indenture to the Base Indenture (the “First Supplemental Indenture”, and, together with the Base Indenture, the “Indenture”), dated as of May 16, 2013, among the Company, the Guarantor and the Trustee, the Company has elected to redeem all of the outstanding $393,102,000 aggregate principal amount of 2053 Notes, in accordance with the terms of the Indenture and the 2053 Notes (the “Redemption”).
Pursuant to the Notice, the 2053 Notes are called for redemption on May 15, 2023 (the “Redemption Date”). The redemption price for the 2053 Notes is equal to 100% of the principal amount of the 2053 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date (the “Redemption Amount”). On the Redemption Date, the Redemption Amount will become due and payable on the 2053 Notes called for redemption and, unless the Company defaults in making payment of the Redemption Amount, interest on the 2053 Notes called for redemption shall cease to accrue on and after the Redemption Date.
The Company intends to fund the Redemption Amount from available sources of liquidity.
FORWARD-LOOKING AND OTHER CAUTIONARY STATEMENTS
This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance, including those describing the Redemption and the anticipated source of funds, and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that may cause actual results to differ from those in any forward-looking statement also include those described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Trends and Uncertainties” in Voya’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 24, 2023 (the “2022 Form 10-K”), and under “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Trends and Uncertainties” in Voya’s 2022 Form 10-K and the other filings Voya makes with the SEC.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ My Chi To
Name:    My Chi To
Title:    Executive Vice President, Chief Legal Officer and Corporate Secretary
Dated: April 14, 2023